LIST OF SUBSIDIARIES OF NEWMARK GROUP, INC.

ENTITY NAME	DOMESTIC JURISDICTION
1 FLAXSEED LDN LTD	UNITED KINGDOM
1 SAWMILL LDN LTD	UNITED KINGDOM
1015 SECOND AVENUE SEATTLE, LLC	DELAWARE
110 HERO HELIPAD LDN LIMITED	UNITED KINGDOM
1200 PONCE de LEON FLOOR 12, LLC	DELAWARE
1200 PONCE de LEON FLOOR 16, LLC	DELAWARE
1200 PONCE de LEON FLOOR 8, LLC	DELAWARE
12710 RESEARCH BOULEVARD AUSTIN, LLC	DELAWARE
130 JIGSAW LDN LTD	UNITED KINGDOM
15 HALFPENNY LDN LTD	UNITED KINGDOM
18 FLASHLIGHT LDN LTD	UNITED KINGDOM
189 SCHOOLHOUSE LDN LTD	UNITED KINGDOM
2143 NW 1st AVENUE FOOD AND BEVERAGE, LLC	DELAWARE
2143 NW 1st AVENUE, LLC	DELAWARE
33 CAMCORDER LDN LTD	UNITED KINGDOM
33 STEM LDN LTD	UNITED KINGDOM
375 PARK INVESTMENTS HOLDINGS LLC	DELAWARE
45 EVOKE LDN LTD	UNITED KINGDOM
49 SANDSTONE BOBCAT LDN LTD	UNITED KINGDOM
80 OAK LDN LTD	UNITED KINGDOM
ACRES BROKERAGE, LLC	UTAH
ACRES PROPERTY MANAGEMENT, LLC	UTAH
ALLANARIE, LLC	DELAWARE
APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO
APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA
APARTMENT REALTY ADVISORS OF FLORIDA, INC.	FLORIDA

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APARTMENT REALTY ADVISORS OF FLORIDA, LLC	FLORIDA
APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA
APARTMENT REALTY ADVISORS OF THE CAROLINAS, INC.	NORTH CAROLINA
APARTMENT REALTY ADVISORS, LLC	DELAWARE
APARTMENT REALTY ADVISORS/CENTRAL STATES, INC.	KANSAS
ARA CAL, INC.	CALIFORNIA
ARA DC LLC	DELAWARE
ARA NATIONAL LAND SERVICES, LLC	VIRGINIA
ARA NORTHWEST, LLC	OREGON
ARA OF OKLAHOMA/ARKANSAS LLC	DELAWARE
BERKELEY POINT CAPITAL HOLDINGS LLC	DELAWARE
BERKELEY POINT CAPITAL LLC	DELAWARE
BERKELEY POINT FINANCIAL LLC	DELAWARE
BERKELEY POINT INTERMEDIARY INC.	DELAWARE
CATELLA VALUATION ADVISORS SAS	FRANCE
COMPUTERIZED FACILITY INTEGRATION, LLC	MICHIGAN
CORNISH & CAREY COMMERCIAL	CALIFORNIA
DeStudio	FRANCE
DIGIATECH, LLC	DELAWARE
ESN INVESTOR, LLC	DELAWARE
EVE CAPITAL PARTNERS LIMITED	UNITED KINGDOM
EXCESS SPACE RETAIL SERVICES, INC.	CALIFORNIA
FULCRUM COMMERCIAL REAL ESTATE SERVICES LLC	DELAWARE
FULCRUM COMMERCIAL REAL ESTATE SERVICES PRIVATE LIMITED	INDIA (CHENNAI)
G&E ACQUISITION COMPANY, LLC	DELAWARE
G&E APPRAISAL SERVICES, LLC	DELAWARE
G&E MANAGEMENT SERVICES, LLC	DELAWARE
G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE
G&E REAL ESTATE, INC.	DELAWARE

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GERALD EVE FINANCIAL SERVICES LIMITED	UNITED KINGDOM
GERALD EVE MANAGEMENT SERVICES LIMITED	UNITED KINGDOM
IDAHO COMMERCIAL REAL ESTATE SPECIALISTS GROUP, LLC	IDAHO
JACKSON & COOKSEY, INC.	TEXAS
K OSH LDN LIMITED	UNITED KINGDOM
KNOTEL 101 NEW CAVENDISH LTD	UNITED KINGDOM
KNOTEL 1-2 BERNERS LTD	UNITED KINGDOM
KNOTEL 7 SOHO SQUARE LTD	UNITED KINGDOM
KNOTEL 8 KEAN LTD	UNITED KINGDOM
KNOTEL AMSTERDAM I B.V.	NETHERLANDS
KNOTEL BERLIN I, GMBH	GERMANY
KNOTEL BERLIN II, GMBH	GERMANY
KNOTEL DUBLIN I LTD.	IRELAND
KNOTEL ENGAGEMENT, LLC	DELAWARE
KNOTEL GERMANY, GMBH	GERMANY
KNOTEL HOLDINGS, LLC	DELAWARE
KNOTEL IRELAND LIMITED	IRELAND
KNOTEL JOHNSON 3 LTD	UNITED KINGDOM
KNOTEL JOHNSON 4 LTD	UNITED KINGDOM
KNOTEL MANAGEMENT UK LIMITED	UNITED KINGDOM
KNOTEL MORAY HOUSE LTD	UNITED KINGDOM
KNOTEL NETHERLANDS B.V.	NETHERLANDS
KNOTEL OFFICE INDIA SERVICES PRIVATE LIMITED	INDIA (DELHI)
KNOTEL OPERATIONS, LLC	DELAWARE
KNOTEL UK LIMITED	UNITED KINGDOM
KNOTEL WAVERLEY HOUSE LTD	UNITED KINGDOM
KNOTEL WHITFIELD LTD	UNITED KINGDOM
KNOTEL WONDER, LLC	DELAWARE
LLdV	FRANCE

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MAVERICK LTS, INC.	TEXAS
MAVERICK PROJECT MANAGEMENT LLC	TEXAS
MAZEL HOLDING COMPANY, LLC	DELAWARE
MCCALL & ALMY, INC.	MASSACHUSETTS
MLG COMMERCIAL, LLC	WISCONSIN
MLG MANAGEMENT LLC	WISCONSIN
N 119 NUECES ST TX, LLC	DELAWARE
N 225 MIDTOWN CROSSING FL, LLC	DELAWARE
N 22761 PACIFIC COAST HIGHWAY CA, LLC	DELAWARE
N 2751 S DIXIE HIGHWAY, LLC	DELAWARE
N 465 CALIFORNIA ST. SF, LLC	DELAWARE
N 6836 BEE CAVES ROAD, LLC	DELAWARE
N GILRAY HOUSE LDN LIMITED	UNITED KINGDOM
N HYLO LDN LIMITED	UNITED KINGDOM
N KNOTEL 105 MADISON, LLC	NEW YORK
N KNOTEL 41 USW, LLC	NEW YORK
N KNOTEL 475 PARK, LLC	NEW YORK
N KNOTEL 5-9 USW LLC	NEW YORK
N KNOTEL CANADA HOLDINGS, INC.	CANADA (BRITISH COLUMBIA)
N MEX HOLDINGS, LLC	DELAWARE
N ONE LACKINGTON LDN LIMITED	UNITED KINGDOM
N SERVICES LDN LTD	UNITED KINGDOM
N.R.E. NEWMARK REAL ESTATE CANADA LIMITED	CANADA (BRITISH COLUMBIA)
NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK
NEWMARK ACQUISITION CORP.	DELAWARE
NEWMARK ACQUISITION HOLDINGS, LLC	DELAWARE
NEWMARK BH2 HOLDCO LLC	DELAWARE
NEWMARK BH2 LLP	UNITED KINGDOM
NEWMARK BPF HOLDINGS, LLC	DELAWARE

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NEWMARK CAPITAL ADVISORS LIMITED	UNITED KINGDOM
NEWMARK CRE SERVICES PRIVATE LIMITED	INDIA (HYDERABAD)
NEWMARK FRANCE SAS	FRANCE
NEWMARK FZCO	DUBAI, UAE
NEWMARK GAYRIMENKUL YÖNETIMI LTD. ŞTI.	TURKEY
NEWMARK GE SERVICES LLP	UNITED KINGDOM
NEWMARK GERALD EVE LLP	UNITED KINGDOM
NEWMARK GERMANY GMBH & CO. KG	GERMANY
NEWMARK GERMANY HOLDINGS GMBH	GERMANY
Newmark Global Corporate and Real Estate Sociedad Limitada	SPAIN (MADRID)
NEWMARK GP GMBH	GERMANY
NEWMARK GP, LLC	DELAWARE
NEWMARK GROUP, INC.	DELAWARE
NEWMARK HDH HOLDINGS LIMITED	UNITED KINGDOM
NEWMARK HDH LIMITED	UNITED KINGDOM
NEWMARK HOLDINGS (EUROPE) LIMITED	UNITED KINGDOM
NEWMARK HOLDINGS LIMITED	UNITED KINGDOM
NEWMARK HOLDINGS, L.P.	DELAWARE
NEWMARK HOLDINGS, LLC	DELAWARE
NEWMARK HONG KONG LIMITED	HONG KONG
NEWMARK INVESTOR I, LLC	DELAWARE
NEWMARK IRELAND REAL ESTATE LIMITED	IRELAND
NEWMARK KNIGHT FRANK JAPAN CO., LTD.	JAPAN
NEWMARK KOREA LIMITED	KOREA
NEWMARK LI LLC	NEW YORK
NEWMARK MIDWEST REGION, LLC	ILLINOIS
NEWMARK NOTES, LLC	NEW YORK
NEWMARK OF CONNECTICUT LLC	CONNECTICUT
NEWMARK OF LONG ISLAND LLC	NEW YORK

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NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS
NEWMARK OF SOUTHERN CALIFORNIA, INC.	CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA
NEWMARK PACIFIC, INC.	CALIFORNIA
NEWMARK PARTNERS BRASIL - GERENCIAMENTO DE SERVICOS E ATIVIDADES DE INFRAESTRUTURA - EIRELI	BRAZIL/LATIN AMERICA
NEWMARK PARTNERS, L.P.	DELAWARE
NEWMARK REAL ESTATE BROKERAGE (SHANGHAI) CO., LTD.	CHINA (PEOPLES REPUBLIC OF) - SHANGHAI
NEWMARK REAL ESTATE COLOMBIA S.A.S.	COLOMBIA / LATIN AMERICA
NEWMARK REAL ESTATE COSTA RICA S.R.L.	COSTA RICA / LATIN AMERICA
NEWMARK REAL ESTATE L.L.C	DUBAI, UAE
NEWMARK REAL ESTATE OF ARIZONA, LLC	DELAWARE
NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS
NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS
NEWMARK REAL ESTATE OF MICHIGAN, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEVADA, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY
NEWMARK REAL ESTATE OF OHIO, LLC	DELAWARE
NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY
NEWMARK REAL ESTATE OF WASHINGTON, LLC	DELAWARE
NEWMARK REAL ESTATE PANAMA, S.A.	PANAMA/LATIN AMERICA
NEWMARK REAL ESTATE SINGAPORE PTE. LTD.	SINGAPORE
NEWMARK RETAIL LLC	NEW YORK
NEWMARK RF HOLDINGS, INC.	DELAWARE
NEWMARK S11 GP, LLC	DELAWARE
NEWMARK S11 HOLDINGS, LLC	DELAWARE
NEWMARK S11 LP, LLC	DELAWARE
NEWMARK SECURITIES, LLC	DELAWARE

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NEWMARK SOUTHERN REGION, LLC	GEORGIA
NEWMARK SPV I, LLC	DELAWARE
NEWMARK SPV II, LLC	DELAWARE
NEWMARK TITLE AGENCY OF THE WEST, LLC	DELAWARE
NEWMARK TITLE SERVICES LLC	DELAWARE
NEWMARK TITLE SERVICES OF ALABAMA, LLC	ALABAMA
NEWMARK TITLE SERVICES OF TEXAS, LLC	DELAWARE
NEWMARK VALUATION & ADVISORY, LLC	DELAWARE
NGE HOLDINGS GP LIMITED	UNITED KINGDOM
NGE HOLDINGS LP LIMITED	UNITED KINGDOM
NMRK REAL ESTATE MEXICO, S.A. DE C.V.	MEXICO / LATIN AMERICA
NRB, LLC	MASSACHUSETTS
NWLAT REALTY CORPORATE SERVICES S. de R.L. de C.V.	MEXICO / LATIN AMERICA
O'BOYLE PROPERTIES, INC.	TEXAS
OPEN REALTY ADVISORS LLC	DELAWARE
OPEN REALTY PROPERTIES, LLC	TEXAS
REAL FOUNDATION, LLC	DELAWARE
REALFOUNDATIONS ADVISORY, LLC	DELAWARE
REALFOUNDATIONS ASIA LIMITED	HONG KONG
REALFOUNDATIONS CANADA INC.	CANADA
REALFOUNDATIONS LIMITED	UNITED KINGDOM
REALFOUNDATIONS PTE. LTD.	SINGAPORE
REALFOUNDATIONS VENTURES, LLC	DELAWARE
REXX INDEX, LLC	CONNECTICUT
RF MANAGED SERVICES INDIA PTE. LTD.	INDIA
RF MANAGED SERVICES, LLC	DELAWARE
RKF GROUP CALIFORNIA, LLC	CALIFORNIA
RKF GROUP CANADA REAL ESTATE HOLDINGS ULC	CANADA (BRITISH COLUMBIA)
RKF GROUP FLORIDA LLC	FLORIDA

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RKF GROUP ILLINOIS LLC	ILLINOIS
RKF GROUP INTERNATIONAL REAL ESTATE HOLDINGS, LLC	DELAWARE
RKF GROUP MID-ATLANTIC LLC	VIRGINIA
RKF GROUP NEW JERSEY LLC	NEW JERSEY
RKF RETAIL HOLDINGS LLC	DELAWARE
ROBERT K. FUTTERMAN & ASSOCIATES LLC	NEW YORK
ROSS REAL ESTATE, LTD.	COLORADO
RRE GENERAL, LLC	COLORADO
RUDESILL-PERA MULTIFAMILY, LLC	TENNESSEE
SMITH MACK & CO., INC.	PENNSYLVANIA
SMITH MACK HOLDINGS, INC.	PENNSYLVANIA
SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA
SOUTHWEST RESIDENTIAL PARTNERS, INC.	TEXAS
SPACE MANAGEMENT	FRANCE
SPRING 11 LLC	DELAWARE
SPRING 11 SA LLC	DELAWARE
SPRING11 HOLDINGS, L.P.	DELAWARE
SPRING11 RESEARCH AND CONSULTING INDIA PRIVATE LIMITED	INDIA (Chennai)
STEFFNER COMMERCIAL REAL ESTATE, LLC	TENNESSEE
THE CRE GROUP, INC.	CALIFORNIA
WORKFRAME, INC.	DELAWARE
WPOS	FRANCE

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